Exhibit 10.4

NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT.

SECURED CONVERTIBLE PROMISSORY NOTE

Los Angeles, California	$585,448

Issue Date: July 20, 2012

FOR VALUE RECEIVED, TARGETED MEDICAL PHARMA, INC., a Delaware corporation (hereinafter called the “Borrower”), hereby promises to pay to the order of AFH HOLDING AND ADVISORY, LLC, a Delaware limited liability company, or its registered assigns (the “Holder”), the sum of FIVE HUNDRED EIGHTY FIVE THOUSAND FOUR HUNDRED FORTY EIGHT AND 00/100 DOLLARS ($585,448) (the “Principal Amount”), on July __, 2014 (the “Maturity Date”). The unpaid Principal Amount from time to time outstanding on this Secured Convertible Promissory Note (the “Note”) shall bear interest at the rate of EIGHT AND ONE HALF PERCENT (8.5%) per annum (“Interest”), until the same becomes due and payable, whether at maturity or upon acceleration or by prepayment or otherwise. Interest shall be payable quarterly in arrears on the unpaid Principal Amount of the Note on each March 31st, June 30th, September 30th and December 31st after the issue date of the Note, up until the same becomes due and payable, whether at maturity or upon acceleration or by prepayment or otherwise (each such payment, an “Interest Payment”). Each Interest Payment shall be made, at the Holder’s option, in either cash or shares of common stock of the Borrower, no par value per share (“Common Stock”). If the Interest Payment is made in shares of Common Stock, the number of shares to be received by the Holder shall be determined as set forth in Section 2(c) hereof. At the Holder’s option, any Interest not paid within ten (10) days after the date due hereunder may be added to the Principal Amount of this Note and, if added to the Principal Amount, shall bear interest from its due date at the applicable interest rate specified herein. Any amount of principal or Interest on this Note which is not paid when due shall bear interest at the rate of FIFTEEN PERCENT (15%) per annum from the due date thereof until the same is paid (“Default Interest”). Interest and Default Interest shall be computed on the basis of a 365-day year and the actual number of days elapsed and shall be payable at the Maturity Date. Except as otherwise set forth herein, all payments due hereunder shall be made in lawful money of the United States of America. All payments shall be made at such address as the Holder shall hereafter give to the Borrower by written notice made in accordance with the provisions of this Note. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Business Day, the same shall instead be due on the next succeeding day which is a Business Day. As used in this Note, the term “Business Day” shall mean any day other than a Saturday, Sunday or a day on which commercial banks in the city of New York, New York are authorized or required by law or executive order to remain closed. Notwithstanding any provision contained herein, the total liability of Borrower for payment pursuant hereto, including, without limitation late charges, shall not exceed the maximum amount of interest permitted by law to be charged, collected, or received from the Borrower, and if any payments by Borrower include interest in excess of such a maximum amount, the Holder shall apply such excess to the reduction of the unpaid Principal Amount due pursuant hereto, or if none is due, such excess shall be refunded to the Borrower. This Note is being issued by the Borrower to the Holder, pursuant to a letter agreement (the “Agreement”) by and between the Borrower and the Holder, dated as of even date herewith. Each capitalized term used herein, and not otherwise defined, shall have the meaning ascribed thereto in the Agreement.

The following terms shall apply to this Note:

ARTICLE I.

PREPAYMENT

1.1 Borrower’s Prepayment Option. Notwithstanding anything to the contrary contained herein, at Borrower’s option at any time, upon fifteen (15) days prior written notice, the Borrower shall have the right to prepay the entire amount due to the Holder pursuant to the Note (the “Prepayment Option”). On the 16th day following such notice, the Borrower shall make payment to the Holder of an amount in cash equal to the sum of (a) the Principal Amount of the Note outstanding on such day plus (b) accrued and unpaid Interest on such unpaid Principal Amount plus (c) Default Interest, if any, on the amounts referred to in clauses (a) and (b) (the “Prepayment Amount”). If the Borrower fails to make such payment within one (1) Business Day of such date the Borrower shall be subject to a penalty of .005 multiplied by the Prepayment Amount for every additional Business Day on which such payment is not made.

1.2 Holder’s Prepayment Option. Notwithstanding anything to the contrary contained herein, at Holder’s option, Holder shall have the right at any time to be prepaid, in whole or in part, any amounts due under the terms of this Note from the proceeds of any offering or offerings of the Borrower’s securities, as follows:.

(a) 12.5% of the proceeds from any offering or offerings resulting in net proceeds to the Borrower of an aggregate of less than $1,000,000;

(b) 25% of the proceeds from any offering or offerings resulting in net proceeds to the Borrower of an aggregate of between $1,000,000 and $1,999,999;

(c) 50% of the proceeds from any offering or offerings resulting in net proceeds to the Borrower of an aggregate of between $2,000,000 and $2,999,999;

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(d) full payment from any offering or offerings resulting in net proceeds to the Borrower of an aggregate of $3,000,000 or more.

In order to exercise such right, Holder shall deliver a written notice of prepayment to the Borrower. The Borrower shall make payment to the Holder of an amount in cash equal to the sum indicated in such notice within three (3) Business Days following the date on which notice of prepayment is delivered.

1.3 Reduction of Principal Amount for Certain Expenses. The Borrower has advanced $250,000 (the “Advance”) to the Holder, to be used for expenses, including the Holder’s advisory fees and expenses, in connection with a transaction relating to the purchase and sale of certain of the Borrower’s receivables (the “Receivables Transaction”). As soon as practicable following the issuance of this Note, the Holder shall deliver to the Borrower (a) a written notice setting forth in reasonable detail the amounts of all expenses actually incurred on behalf of the Borrower in connection with the Receivables Transaction (the “Expenses”), (b) copies of all invoices related to the Expenses, and (c) this signed original Note. The Principal Amount of the Note shall be reduced by an amount equal to the difference between the amount of the Advance and the aggregate amount of the Expenses, if any. Within five (5) Business Days following the Holder’s delivery of such written notice to the Borrower, the Borrower, at its expense, will cause to be issued in the name of, and delivered to, the Holder, or as such Holder may direct, a new Note of like tenor in the adjusted Principal Amount.

ARTICLE II.

CONVERSION

2.1 Conversion.

(a) After the Issue Date, the Holder shall have the right (the “Conversion Right”), on the terms set forth in this Section 2.1, to convert the Principal Amount of this Note, and any Interest and/or Default Interest when due and payable, into shares of Common Stock of the Borrower, on the terms and conditions hereinafter set forth.

(b) In the event that the Holder elects to convert all or any portion of this Note into shares of Common Stock, the Holder shall give written notice of such election by delivering to the Borrower an executed and completed notice of conversion (the “Notice of Conversion”), such Notice of Conversion shall provide a breakdown in reasonable detail of the Principal Amount, accrued and unpaid Interest and/or Default Interest being converted. On each Conversion Date (as hereinafter defined) and in accordance with the Notice of Conversion, the Holder shall make the appropriate reduction to the Principal Amount and accrued and unpaid Interest and/or Default Interest as entered in its records and shall provide written notice thereof to the Borrower within two (2) Business Days after the Conversion Date. Each date on which a Notice of Conversion is delivered to the Borrower in accordance with the provisions hereof shall be deemed, for all purposes of this Note, to be the “Conversion Date”. Pursuant to the terms of the Notice of Conversion, the Borrower will issue instructions to the transfer agent (together with such other documents as the transfer agent may request) within two (2) Business Days of the date of the delivery to the Borrower of the Notice of Conversion. The Borrower shall use its best efforts to cause its transfer agent to transmit the certificates representing the Common Stock issuable upon full or partial conversion of this Note to any address or depositary directed by the Holder within five (5) Business Days after receipt by the Borrower of the Notice of Conversion.

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(c) The number of shares of Common Stock to be issued upon any conversion of this Note (the “Conversion Shares”) shall be determined by dividing that portion of the Principal Amount and any Interest and/or Default Interest to be converted, if any, by a price equal to the lesser of (i) $1.00, or (ii) the average of the lowest three (3) Trading Prices (as defined below) for the Common Stock during the ten (10) Trading Day period ending on the latest complete Trading Day prior to the Conversion Date (the “Conversion Price”). “Trading Price” means, for any security as of any date, the closing bid price on the Over-the-Counter Bulletin Board, or applicable trading market (the “OTCBB”) as reported by a reliable reporting service (“Reporting Service”) designated by the Holder (i.e. Bloomberg) or, if the OTCBB is not the principal trading market for such security, the closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded or, if no closing bid price of such security is available in any of the foregoing manners, the average of the closing bid prices of any market makers for such security that are listed in the “pink sheets” by the National Quotation Bureau, Inc. If the Trading Price cannot be calculated for such security on such date in the manner provided above, the Trading Price shall be the fair market value as mutually determined by the Borrower and the Holders. “Trading Day” shall mean any day on which the Common Stock is tradable for any period on the OTCBB, or on the principal securities exchange or other securities market on which the Common Stock is then being traded.

(d) The Conversion Price and number and kind of shares or other securities to be issued upon conversion is subject to adjustment from time to time upon the occurrence of certain events, as follows:

(i) Reclassification, etc. If the Borrower at any time shall, by reclassification or otherwise, change the Common Stock into the same or a different number of securities of any class or classes, the Principal Amount of this Note, and any accrued and unpaid Interest and/or Default Interest thereon, and fees incurred hereunder, shall thereafter be deemed to evidence the right to purchase an adjusted number of such securities and kind of securities as would have been issuable as the result of such change with respect to the Common Stock immediately prior to such reclassification or other change.

(ii) Stock Splits, Combinations and Dividends. If the shares of Common Stock outstanding at any time after the date hereof are subdivided or combined into a greater or smaller number of shares of Common Stock, or if a dividend is paid on the Common Stock in shares of Common Stock, the Conversion Price or the Conversion Shares to be issued, as the case may be, shall be proportionately reduced in case of subdivision of shares or stock dividend or proportionately increased in the case of combination of shares, in each such case by the ratio which the total number of shares of Common Stock outstanding immediately after such event bears to the total number of shares of Common Stock outstanding immediately prior to such event.

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(e) Notwithstanding anything in this Note to the contrary, the Holder shall not convert this Note into that number of shares of Common Stock which would be in excess of the sum of (i) the number of shares of Common Stock beneficially owned by the Holder and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unexercised or unconverted portion of any other securities of the Borrower (subject to a limitation on conversion or exercise analogous to the limitation contained herein)) and (ii) the number of shares of Common Stock issuable upon the conversion of this Note held by the Holder and its affiliates with respect to which the determination of this proviso is being made which would result in beneficial ownership by the Holder and its affiliates of more than 9.9% of the outstanding shares of the Borrower’s Common Stock. For purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13D-G thereunder, except as otherwise provided in clause (i) of the preceding sentence. The Holder may waive the limitations set forth in this Section at its sole and absolute discretion by written notice of not less than sixty-one (61) days to the Borrower.

(f) The Borrower shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of providing for the conversion of the Note, such number of shares of Common Stock as shall from time to time equal the number of Conversion Shares issuable from time to time.

ARTICLE III.

SECURITY

3.1 All of the obligations of the Borrower under the Note are secured by a security interest in and to the Borrower’s rights to certain assets of the Borrower comprised of Allen Salick MD, Inc. open claims from October 8, 2007 through and including March 9, 2010, in the approximate value of $2,658,000 (hereinafter, the “Collateral”), pursuant to the Security Agreement (the “Security Agreement”) by and between the Borrower and the Holder, dated as of even date herewith. The Borrower hereby irrevocably authorizes the Holder at any time and from time to time to file in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (i) indicate the Collateral regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the Uniform Commercial Code of the State of California as amended from time to time (“CAUCC”), or any other Uniform Commercial Code jurisdiction; and (ii) contain any other information required by part 5 of Article 9 of the CAUCC for the sufficiency or filing office acceptance of any financing statement or amendment, including whether the Borrower is an organization, the type of organization and any organization identification number issued to the Borrower. The Borrower agrees to furnish any such information to the Holder promptly upon request. The Borrower also ratifies its authorization for the Holder to have filed in any Uniform Commercial Code jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof with respect to the Collateral.

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ARTICLE IV

CERTAIN COVENANTS

4.1 Distributions on Capital Stock. So long as the Borrower shall have any obligation under this Note, the Borrower shall not without the Holder’s written consent (a) pay, declare or set apart for such payment, any dividend or other distribution (whether in cash, property or other securities) on shares of capital stock other than dividends on shares of Common Stock solely in the form of additional shares of Common Stock or (b) directly or indirectly or through any subsidiary make any other payment or distribution in respect of its capital stock except for distributions pursuant to any shareholders’ rights plan which is approved by a majority of the Borrower’s disinterested directors.

4.2 Restriction on Stock Repurchases. So long as the Borrower shall have any obligation under this Note, the Borrower shall not without the Holder’s written consent redeem, repurchase or otherwise acquire (whether for cash or in exchange for property or other securities or otherwise) in any one transaction or series of related transactions any shares of capital stock of the Borrower or any warrants, rights or options to purchase or acquire any such shares.

4.3 Borrowings. So long as the Borrower shall have any obligation under this Note, the Borrower shall not, without the Holder’s written consent, create, incur, assume or suffer to exist any liability for borrowed money, except (a) borrowings in existence or committed on the date hereof and of which the Borrower has informed Holder in writing prior to the date hereof, (b) indebtedness to trade creditors or financial institutions incurred in the ordinary course of business (c) borrowings from financial institutions where the primary purpose of the proceeds is for the general corporate use of the Borrower, or (d) borrowings, the proceeds of which shall be used to repay this Note.

4.4 Sale of Assets. So long as the Borrower shall have any obligation under this Note, the Borrower shall not, without the Holder’s written consent, sell, lease or otherwise dispose (collectively, a “Disposition”) of any significant portion of its assets, other than to a wholly-owned subsidiary of the Borrower, outside the ordinary course of business unless the proceeds of such Disposition shall be used to repay this Note. Any consent to the disposition of any assets may be conditioned on a specified use of the proceeds of disposition.

4.5 Advances and Loans. So long as the Borrower shall have any obligation under this Note, the Borrower shall not, without the Holder’s written consent, lend money, give credit or make advances to any person, firm, joint venture or corporation, including, without limitation, officers, directors, employees, subsidiaries and affiliates of the Borrower, except loans, credits or advances (a) in existence or committed on the date hereof and which the Borrower has informed Holder in writing prior to the date hereof or (b) made in the ordinary course of business.

4.6 Contingent Liabilities. So long as the Borrower shall have any obligation under this Note, the Borrower shall not, without the Holder’s written consent, assume, guarantee, endorse, contingently agree to purchase or otherwise become liable upon the obligation of any person firm, partnership, joint venture or corporation, except by the endorsement of negotiable instruments for deposit or collection and except assumptions, guarantees, endorsements and contingencies (a) in existence or committed on the date hereof and which the Borrower has informed Holder in writing prior to the date hereof, and (b) similar transactions in the ordinary course of business.

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ARTICLE V.

EVENTS OF DEFAULT

5.1 Events of Default. Each of the following events shall be deemed an “Event of Default” under this Note:

(a) Failure to Pay Principal or Interest. The Borrower fails to pay the Principal Amount hereof or Interest thereon when due on this Note, whether at maturity, upon acceleration, or otherwise.

(b) Breach of Covenants. The Borrower breaches any material covenant or other material term or condition contained herein, or in the Agreement, and such breach continues for a period of thirty (30) days after written notice thereof to the Borrower from the Holder.

(c) Breach of Representations and Warranties. Any representation or warranty of the Borrower made herein or in any agreement, statement or certificate given in writing pursuant hereto or in connection herewith (including, without limitation, the Agreement), shall be false or misleading in any material respect when made and the breach of which has (or with the passage of time will have) a material adverse effect on the rights of the Holder with respect to this Note or the Agreement.

(d) Receiver or Trustee. The Borrower or any subsidiary of the Borrower shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business, or such a receiver or trustee shall otherwise be appointed;

(e) Judgments. Any money judgment, writ or similar process shall be entered or filed against the Borrower or any subsidiary of the Borrower or any of its property or other assets for more than $250,000, and shall remain un-vacated, un-bonded or un-stayed for a period of twenty (20) days unless otherwise consented to by the Holder, which consent will not be unreasonably withheld; or

(f) Bankruptcy. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Borrower or any subsidiary of the Borrower and if instituted against Borrower is not dismissed within sixty (60) days.

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5.2 Effect of Event of Default. Upon the happening of any Event of Default, as set forth in Section 5.1 above, then, or at any time thereafter, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not serve as a waiver of any subsequent default) at the option of the Holder and in the Holder’s sole discretion, the Holder may consider this Note immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, anything herein notwithstanding, and the Holder may immediately enforce any and all of the Holder’s rights and remedies provided herein or any other right or remedy afforded by law.

ARTICLE VI.

PIGGYBACK REGISTRATION RIGHTS

 6.1 General.

(a) The Holder is hereby granted the right to “piggyback” the Conversion Shares issuable and/or issued upon the Principal Amount of this Note and the accrued and unpaid Interest and/or Default Interest thereon (such shares being referred to herein as “Registrable Securities”) on each registration statement filed by the Borrower so long as the registration form to be used is suitable for the registration of the Registrable Securities (a “Piggyback Registration”) (it being understood that the Form S-8 and Form S-4 may not be used for such purposes), all at the Borrower’s cost and expense (except commissions or discounts and fees of any of the holders’ own professionals, if any; it being understood that the Borrower shall not be obligated to pay the fees of more than one counsel for the holders of the Registrable Securities); provided, however, that this paragraph (a) shall not apply to any Registrable Securities if such Registrable Securities may then be sold within a six (6) month period under Rule 144 (assuming the holder’s compliance with the provisions of the Rule) and the Borrower delivers an opinion to that effect to the transfer agent; and provided, further, that if the offering with respect to which a registration statement is filed is an underwritten primary or secondary offering of the Borrower’s securities and the managing underwriter advises the Borrower in writing that in its opinion the number of securities requested to be included in such registration exceeds the number that can be sold in such offering without adversely affecting such underwriter’s ability to effect an orderly distribution of such securities or otherwise adversely effecting such offering (including, without limitation, causing a diminution in the offering price of the Borrower’s securities) the Borrower will include in such registration statement: (i) first, the securities being sold for the account of the Borrower; and (ii) second, the number of securities with respect to which the Borrower has granted rights to participate in such registration (including the Registrable Securities) that, in the opinion of such underwriter, can be sold pro rata among the respective holders of such securities on the basis of the amount of such securities then owned by each such holder. The Borrower shall give each holder of Registrable Securities at least fifteen (15) days written notice of the intended filing date of any registration statement, other than a registration statement filed on Form S-4 or Form S-8 and each holder of Registrable Securities shall have seven (7) days after receipt of such notice to notify the Borrower of its intent to include the Registrable Securities in the registration statement.

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(b) If, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Borrower shall determine for any reason not to register or to delay registration of such securities, the Borrower may, at its election, give written notice of such determination to all holders of the Registrable Securities and (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such abandoned registration and (ii) in the case of a determination to delay such registration of its securities, shall be permitted to delay the registration of such Registrable Securities for the same period as the delay in registering such other Borrower securities.

6.2 Expenses. The Borrower shall bear all fees and expenses attendant to registering the Registrable Securities (except any underwriters’ discounts and commissions and fees of any of the holders’ own professionals, if any; it being understood that the Borrower shall not be obligated to pay the fees of more than one counsel for the holders of the Registrable Securities). The Borrower agrees to use its best efforts to cause the filing required herein to become effective promptly and to qualify to register the Registrable Securities in such States as are reasonably requested by the holder(s); provided, however, that in no event shall the Borrower be required to register the Registrable Securities in a State in which such registration would cause (a) the Borrower to be obligated to register or license to do business in such State, or (b) the principal stockholders of the Borrower to be obligated to escrow any of their shares of capital stock of the Borrower.

6.3 Indemnification. The Borrower shall indemnify and hold harmless each holder of the Registrable Securities to be sold pursuant to any Registration Statement hereunder and each of such holder’s officers, directors, employees, agents, partners, legal counsel and accountants, and each person, if any, who controls each of the foregoing within the meaning of Section 15 of the Securities Act or Section 20(a) of the 1934 Act, as amended, against all loss, claim, damage, expense or liability (including all reasonable attorneys’ fees and other expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever incurred by the indemnified party in any action or proceeding between the indemnitor and indemnified party or between the indemnified party and any third party or otherwise) to which any of them may become subject under the Securities Act, the Exchange Act or any other statute or at common law or otherwise under laws of foreign countries, arising from such registration statement or based upon any untrue statement or alleged untrue statement of a material fact contained in (a) any preliminary prospectus, registration statement or prospectus (as from time to time each may be amended and supplemented); (b) in any post-effective amendment or amendments or any new registration statement and prospectus in which is included the Registrable Securities; or (c) any application or other document or written communication (collectively called “application”) executed by the Borrower or based upon written information furnished by the Borrower in any jurisdiction in order to qualify the Registrable Securities under the securities laws thereof or filed with the commission, any state securities commission or agency or any securities exchange; or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; unless such statement or omission is made in reliance upon, and in strict conformity with, written information furnished to the Borrower with respect to the holders expressly for use in a preliminary prospectus, registration statement or prospectus, or any amendment or supplement thereof, or in any application, as the case may be. The Borrower agrees promptly to notify the holders of the Registrable Securities of the commencement of any litigation proceedings against the Borrower or any of its officers, directors or controlling persons in connection with the issue and sale or resale of the Registrable Securities or in connection with any such registration statement or prospectus.

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ARTICLE VII

MISCELLANEOUS

7.1 Failure or Indulgence Not Waiver. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privileges. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

7.2 Notices. Unless otherwise provided, any notice required or permitted under this Note shall be given in writing and shall be deemed effectively given as hereinafter described (i) if given by personal delivery, then such notice shall be deemed given upon such delivery, (ii) if given by telex or facsimile, then such notice shall be deemed given upon receipt of confirmation of complete transmittal, (iii) if given by mail, then such notice shall be deemed given upon the earlier of (A) receipt of such notice by the recipient or (B) three days after such notice is deposited in first class mail, postage prepaid, and (iv) if given by an internationally recognized overnight air courier, then such notice shall be deemed given one business day after delivery to such carrier. All notices shall be addressed as follows:

If to the Borrower, to:

Targeted Medical Pharma, Inc.

2980 Beverly Glen Circle, Suite 301

Los Angeles, CA 90077

Attn: __________________

Fax: ___________________

with a copy to:

If to the Holder, to:

AFH Holding and Advisory, LLC

9595 Wilshire Boulevard, Suite 700

Beverly Hills, CA 90212

Attn: __________________

Fax: ___________________

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with a copy to:

or, in each case, to such other address as the parties may hereinafter designate by like notice.

7.3 Amendments. This Note and any provision hereof may only be amended by an instrument in writing signed by the Borrower and the Holder. The term “Note” and all reference thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented.

7.4 Assignability. This Note shall be binding upon the Borrower and its successors and assigns, and shall inure to the benefit of the Holder and its successors and assigns. Each transferee of this Note must be an “accredited investor” (as defined in Rule 501(a) of the 1933 Act). Notwithstanding anything in this Note to the contrary, this Note may be pledged as collateral in connection with a bona fide margin account or other lending arrangement.

7.5 Governing Law. THIS NOTE SHALL BE ENFORCED, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS. THE BORROWER HEREBY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES FEDERAL COURTS LOCATED IN LOS ANGELES, CALIFORNIA WITH RESPECT TO ANY DISPUTE ARISING UNDER THIS NOTE, THE AGREEMENTS ENTERED INTO IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. BOTH PARTIES IRREVOCABLY WAIVE THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH SUIT OR PROCEEDING. BOTH PARTIES FURTHER AGREE THAT SERVICE OF PROCESS UPON A PARTY MAILED BY FIRST CLASS MAIL SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON THE PARTY IN ANY SUCH SUIT OR PROCEEDING. NOTHING HEREIN SHALL AFFECT EITHER PARTY’S RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. BOTH PARTIES AGREE THAT A FINAL NON-APPEALABLE JUDGMENT IN ANY SUCH SUIT OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON SUCH JUDGMENT OR IN ANY OTHER LAWFUL MANNER. THE PARTY WHICH DOES NOT PREVAIL IN ANY DISPUTE ARISING UNDER THIS NOTE SHALL BE RESPONSIBLE FOR ALL FEES AND EXPENSES, INCLUDING REASONABLE ATTORNEYS’ FEES, INCURRED BY THE PREVAILING PARTY IN CONNECTION WITH SUCH DISPUTE.

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7.6 Denominations. At the request of the Holder, upon surrender of this Note, the Borrower shall promptly issue new Notes in the aggregate outstanding Principal Amount hereof, in the form hereof, in such denominations as the Holder shall request.

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IN WITNESS WHEREOF, Borrower has caused this Note to be signed in its name by its duly authorized representative this 20th day of July, 2012.

TARGETED MEDICAL PHARMA, INC.

By:	/s/ William E. Shell
Name: William E. Shell, M.D. Title: Chief Executive Officer

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